Supplemental Information
Third Quarter 2014

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Income statement
Net interest income	$30,317	$31,479	$10,219	$10,013	$10,085	$10,786	$10,266
Noninterest income	35,205	35,975	10,990	11,734	12,481	10,702	11,264
Total revenue, net of interest expense	65,522	67,454	21,209	21,747	22,566	21,488	21,530
Provision for credit losses	2,056	3,220	636	411	1,009	336	296
Noninterest expense	60,521	51,907	19,742	18,541	22,238	17,307	16,389
Income tax expense (benefit)	762	4,335	663	504	(405)	406	2,348
Net income (loss)	2,183	7,992	168	2,291	(276)	3,439	2,497
Preferred stock dividends	732	1,093	238	256	238	256	279
Net income (loss) applicable to common shareholders	1,451	6,899	(70)	2,035	(514)	3,183	2,218
Diluted earnings (loss) per common share (1)	0.14	0.62	(0.01)	0.19	(0.05)	0.29	0.20
Average diluted common shares issued and outstanding (1)	10,587,841	11,523,649	10,515,790	11,265,123	10,560,518	11,404,438	11,482,226
Dividends paid per common share	$0.07	$0.03	$0.05	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.14%	0.49%	0.03%	0.42%	n/m	0.64%	0.47%
Return on average common shareholders' equity	0.87	4.23	n/m	3.68	n/m	5.74	4.06
Return on average tangible common shareholders' equity (2)	1.30	6.40	n/m	5.47	n/m	8.61	6.15
Return on average tangible shareholders' equity (2)	1.78	6.67	0.40	5.64	n/m	8.53	6.32

At period end
Book value per share of common stock	$21.03	$20.50	$21.03	$21.16	$20.75	$20.71	$20.50
Tangible book value per share of common stock (2)	14.13	13.62	14.13	14.24	13.81	13.79	13.62
Market price per share of common stock:
Closing price	$17.05	$13.80	$17.05	$15.37	$17.20	$15.57	$13.80
High closing price for the period	17.92	14.95	17.18	17.34	17.92	15.88	14.95
Low closing price for the period	14.51	11.03	14.98	14.51	16.10	13.69	12.83
Market capitalization	179,296	147,429	179,296	161,628	181,117	164,914	147,429

Number of banking centers - U.S.	4,947	5,243	4,947	5,023	5,095	5,151	5,243
Number of branded ATMs - U.S.	15,675	16,201	15,675	15,976	16,214	16,259	16,201
Full-time equivalent employees	229,538	247,943	229,538	233,201	238,560	242,117	247,943

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third and first quarters of 2014 because of the net loss applicable to common shareholders.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income	$30,956	$32,125	$10,444	$10,226	$10,286	$10,999	$10,479
Total revenue, net of interest expense	66,161	68,100	21,434	21,960	22,767	21,701	21,743
Net interest yield (2)	2.27%	2.35%	2.29%	2.22%	2.29%	2.44%	2.33%
Efficiency ratio	91.47	76.22	92.10	84.43	97.68	79.75	75.38

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. Prior period yields have been reclassified to conform to current period presentation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Interest income
Loans and leases	$25,930	$27,384	$8,535	$8,635	$8,760	$9,086	$9,146
Debt securities	6,346	7,302	2,225	2,124	1,997	2,447	2,205
Federal funds sold and securities borrowed or purchased under agreements to resell	801	925	239	297	265	304	291
Trading account assets	3,463	3,567	1,111	1,175	1,177	1,139	1,049
Other interest income	2,194	2,130	748	710	736	736	691
Total interest income	38,734	41,308	12,858	12,941	12,935	13,712	13,382

Interest expense
Deposits	843	1,082	270	282	291	314	334
Short-term borrowings	1,963	2,241	591	763	609	682	683
Trading account liabilities	1,225	1,274	392	398	435	364	375
Long-term debt	4,386	5,232	1,386	1,485	1,515	1,566	1,724
Total interest expense	8,417	9,829	2,639	2,928	2,850	2,926	3,116
Net interest income	30,317	31,479	10,219	10,013	10,085	10,786	10,266

Noninterest income
Card income	4,334	4,323	1,500	1,441	1,393	1,503	1,444
Service charges	5,599	5,520	1,907	1,866	1,826	1,870	1,884
Investment and brokerage services	9,887	9,165	3,327	3,291	3,269	3,117	2,995
Investment banking income	4,524	4,388	1,351	1,631	1,542	1,738	1,297
Equity investment income	1,150	2,427	9	357	784	474	1,184
Trading account profits	6,198	6,193	1,899	1,832	2,467	863	1,266
Mortgage banking income	1,211	3,026	272	527	412	848	585
Gains on sales of debt securities	1,191	881	432	382	377	390	356
Other income (loss)	1,111	52	293	407	411	(101)	253
Total noninterest income	35,205	35,975	10,990	11,734	12,481	10,702	11,264
Total revenue, net of interest expense	65,522	67,454	21,209	21,747	22,566	21,488	21,530

Provision for credit losses	2,056	3,220	636	411	1,009	336	296

Noninterest expense
Personnel	26,094	26,732	8,039	8,306	9,749	7,987	8,310
Occupancy	3,264	3,359	1,070	1,079	1,115	1,116	1,096
Equipment	1,594	1,620	514	534	546	526	538
Marketing	1,338	1,377	446	450	442	457	511
Professional fees	1,795	2,045	611	626	558	839	702
Amortization of intangibles	708	820	234	235	239	266	270
Data processing	2,348	2,370	754	761	833	800	779
Telecommunications	1,005	1,217	311	324	370	376	397
Other general operating	22,375	12,367	7,763	6,226	8,386	4,940	3,786
Total noninterest expense	60,521	51,907	19,742	18,541	22,238	17,307	16,389
Income (loss) before income taxes	2,945	12,327	831	2,795	(681)	3,845	4,845
Income tax expense (benefit)	762	4,335	663	504	(405)	406	2,348
Net income (loss)	$2,183	$7,992	$168	$2,291	$(276)	$3,439	$2,497
Preferred stock dividends	732	1,093	238	256	238	256	279
Net income (loss) applicable to common shareholders	$1,451	$6,899	$(70)	$2,035	$(514)	$3,183	$2,218

Per common share information
Earnings (loss)	$0.14	$0.64	$(0.01)	$0.19	$(0.05)	$0.30	$0.21
Diluted earnings (loss) (1)	0.14	0.62	(0.01)	0.19	(0.05)	0.29	0.20
Dividends paid	0.07	0.03	0.05	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,531,688	10,764,216	10,515,790	10,519,359	10,560,518	10,633,030	10,718,918
Average diluted common shares issued and outstanding (1)	10,587,841	11,523,649	10,515,790	11,265,123	10,560,518	11,404,438	11,482,226

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third and first quarters of 2014 because of the net loss applicable to common shareholders.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net income (loss)	$2,183	$7,992	$168	$2,291	$(276)	$3,439	$2,497
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	2,600	(5,770)	(994)	2,305	1,289	(2,396)	(631)
Net change in derivatives	411	365	196	7	208	227	180
Employee benefit plan adjustments	64	1,513	8	7	49	536	1,380
Net change in foreign currency translation adjustments	(133)	(134)	(14)	7	(126)	(1)	(43)
Other comprehensive income (loss)	2,942	(4,026)	(804)	2,326	1,420	(1,634)	886
Comprehensive income (loss)	$5,125	$3,966	$(636)	$4,617	$1,144	$1,805	$3,383

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2014	June 30 2014	September 30 2013
Assets
Cash and due from banks	$28,332	$31,969	$37,935
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks	100,327	120,930	83,298
Cash and cash equivalents	128,659	152,899	121,233
Time deposits placed and other short-term investments	7,859	8,646	14,449
Federal funds sold and securities borrowed or purchased under agreements to resell	223,310	229,449	212,007
Trading account assets	188,489	196,952	201,206
Derivative assets	49,093	47,892	53,161
Debt securities:
Carried at fair value	307,949	292,861	266,349
Held-to-maturity, at cost	60,175	60,022	54,649
Total debt securities	368,124	352,883	320,998
Loans and leases	891,315	911,899	934,392
Allowance for loan and lease losses	(15,106)	(15,811)	(19,432)
Loans and leases, net of allowance	876,209	896,088	914,960
Premises and equipment, net	9,987	10,145	10,703
Mortgage servicing rights	4,243	4,368	5,068
Goodwill	69,784	69,810	69,891
Intangible assets	4,849	5,099	5,843
Loans held-for-sale	7,909	9,200	15,001
Customer and other receivables	67,092	65,475	60,065
Other assets	118,006	121,651	122,068
Total assets	$2,123,613	$2,170,557	$2,126,653

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$7,533	$7,236	$8,743
Derivative assets	8	25	199
Loans and leases	96,565	102,799	109,996
Allowance for loan and lease losses	(2,002)	(2,326)	(2,962)
Loans and leases, net of allowance	94,563	100,473	107,034
Loans held-for-sale	555	601	1,875
All other assets	2,738	3,946	4,314
Total assets of consolidated variable interest entities	$105,397	$112,281	$122,165

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2014	June 30 2014	September 30 2013
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$386,546	$390,976	$374,275
Interest-bearing	654,726	662,823	657,477
Deposits in non-U.S. offices:
Noninterest-bearing	7,368	7,224	7,403
Interest-bearing	63,341	73,306	70,963
Total deposits	1,111,981	1,134,329	1,110,118
Federal funds purchased and securities loaned or sold under agreements to repurchase	217,925	217,829	226,274
Trading account liabilities	76,867	88,342	82,713
Derivative liabilities	44,238	38,647	44,568
Short-term borrowings	33,275	45,873	40,769
Accrued expenses and other liabilities (includes $529, $503 and $480 of reserve for unfunded lending commitments)	150,131	151,055	134,598
Long-term debt	250,115	257,071	255,331
Total liabilities	1,884,532	1,933,146	1,894,371
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,591,790, 3,467,790 and 3,407,790 shares	17,913	14,846	13,315
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,515,893,904, 10,515,824,628 and 10,683,282,112 shares	153,472	153,468	156,371
Retained earnings	73,211	73,808	69,419
Accumulated other comprehensive income (loss)	(5,515)	(4,711)	(6,823)
Total shareholders' equity	239,081	237,411	232,282
Total liabilities and shareholders' equity	$2,123,613	$2,170,557	$2,126,653

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$985	$927	$2,180
Long-term debt	15,904	16,333	24,481
All other liabilities	137	93	382
Total liabilities of consolidated variable interest entities	$17,026	$17,353	$27,043

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition			Basel 1
	September 30 2014	June 30 2014	March 31 2014	December 31 2013	September 30 2013
Risk-based capital metrics (1, 2):
Common equity tier 1 capital	$152,852	$153,582	$150,922	n/a	n/a
Tier 1 common capital	n/a	n/a	n/a	$141,522	$139,410
Tier 1 capital	163,448	160,760	152,936	157,742	155,593
Total capital	201,168	197,028	190,124	196,567	194,585
Risk-weighted assets	1,271,605	1,284,924	1,282,117	1,297,593	1,289,501
Common equity tier 1 capital ratio	12.0%	12.0%	11.8%	n/a	n/a
Tier 1 common capital ratio (3)	n/a	n/a	n/a	10.9%	10.8%
Tier 1 capital ratio	12.9	12.5	11.9	12.2	12.1
Total capital ratio	15.8	15.3	14.8	15.1	15.1
Tier 1 leverage ratio	7.9	7.7	7.4	7.7	7.6

Tangible equity ratio (4)	8.12	7.85	7.65	7.86	7.73
Tangible common equity ratio (4)	7.24	7.14	7.00	7.20	7.08

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013 and September 30, 2013.

(3)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
				December 31 2013
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital				$157,742
Deduction of qualifying preferred stock and trust preferred securities				(16,220)
Basel 1 Tier 1 common capital				141,522
Deduction of defined benefit pension assets				(829)
Deferred tax assets and threshold deductions (deferred tax asset temporary differences, MSRs and significant investments)				(5,459)
Net unrealized losses in accumulated OCI on AFS debt and certain marketable equity securities, and employee benefit plans				(5,664)
Other deductions, net				(1,624)
Basel 3 common equity tier 1 capital (fully phased-in)				$127,946

	September 30 2014	June 30 2014	March 31 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$152,852	$153,582	$150,922
Adjustments and deductions recognized in Tier 1 capital during transition	(10,191)	(10,547)	(11,302)
Other adjustments and deductions phased in during transition	(7,115)	(5,852)	(9,474)
Common equity tier 1 capital (fully phased-in)	$135,546	$137,183	$130,146

	September 30 2014	June 30 2014	March 31 2014	December 31 2013
Risk-weighted assets – As reported to Basel 3 (fully phased-in)
As reported risk-weighted assets	$1,271,605	$1,284,924	$1,282,117	$1,297,593
Change in risk-weighted assets from reported to fully phased-in	146,581	151,901	165,332	162,731
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	1,418,186	1,436,825	1,447,449	1,460,324
Change in risk-weighted assets for advanced models	(8,369)	(49,390)	(86,234)	(133,027)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in)	$1,409,817	$1,387,435	$1,361,215	$1,327,297

Regulatory capital ratios
Basel 1 Tier 1 common	n/a	n/a	n/a	10.9%
Basel 3 Standardized approach common equity tier 1 (transition)	12.0%	12.0%	11.8%	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	9.6	9.5	9.0	8.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in)	9.6	9.9	9.6	9.6

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013. Basel 3 common equity tier 1 capital and risk-weighted assets on a fully phased-in basis are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above. The company's fully phased-in Basel 3 estimates are based on its current understanding of the Standardized and Advanced approaches under the Basel 3 rules, assuming all relevant regulatory model approvals, except for the potential reduction to risk-weighted assets resulting from removal of the Comprehensive Risk Measure surcharge. The Basel 3 rules require approval by banking regulators of certain models used as part of risk-weighted asset calculations. If these models are not approved, the company's capital ratio would likely be adversely impacted, which in some cases could be significant.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)
As reported	$30,956	$32,125	$10,444	$10,226	$10,286	$10,999	$10,479
Impact of trading-related net interest income	(2,658)	(2,806)	(900)	(858)	(900)	(1,046)	(883)
Net interest income excluding trading-related net interest income (1)	$28,298	$29,319	$9,544	$9,368	$9,386	$9,953	$9,596

Average earning assets (2)
As reported	$1,819,247	$1,826,575	$1,813,482	$1,840,850	$1,803,298	$1,798,697	$1,789,045
Impact of trading-related earning assets	(449,248)	(476,853)	(441,661)	(463,395)	(442,700)	(445,693)	(446,181)
Average earning assets excluding trading-related earning assets (1)	$1,369,999	$1,349,722	$1,371,821	$1,377,455	$1,360,598	$1,353,004	$1,342,864

Net interest yield contribution (FTE basis) (2, 3)
As reported	2.27%	2.35%	2.29%	2.22%	2.29%	2.44%	2.33%
Impact of trading-related activities	0.48	0.55	0.47	0.50	0.48	0.49	0.51
Net interest yield on earning assets excluding trading-related activities (1)	2.75%	2.90%	2.76%	2.72%	2.77%	2.93%	2.84%

(1)	Represents a non-GAAP financial measure.

(2)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2014			Second Quarter 2014			Third Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$110,876	$77	0.28%	$123,582	$85	0.28%	$78,360	$50	0.26%
Time deposits placed and other short-term investments	10,457	41	1.54	10,509	39	1.51	17,256	47	1.07
Federal funds sold and securities borrowed or purchased under agreements to resell	223,978	239	0.42	235,393	297	0.51	223,434	291	0.52
Trading account assets	143,282	1,148	3.18	147,798	1,214	3.29	144,502	1,093	3.01
Debt securities (2)	359,653	2,236	2.48	345,889	2,134	2.46	327,493	2,211	2.70
Loans and leases (3):
Residential mortgage	235,271	2,083	3.54	243,405	2,195	3.61	256,297	2,359	3.68
Home equity	88,590	836	3.76	90,729	842	3.72	98,172	930	3.77
U.S. credit card	88,866	2,093	9.34	88,058	2,042	9.30	90,005	2,226	9.81
Non-U.S. credit card	11,784	304	10.25	11,759	308	10.51	10,633	317	11.81
Direct/Indirect consumer	82,669	523	2.51	82,102	524	2.56	83,773	587	2.78
Other consumer	2,111	19	3.44	2,012	17	3.60	1,876	19	3.88
Total consumer	509,291	5,858	4.58	518,065	5,928	4.58	540,756	6,438	4.74
U.S. commercial	230,891	1,659	2.85	230,486	1,673	2.91	221,541	1,704	3.05
Commercial real estate	46,071	344	2.96	48,315	357	2.97	43,164	352	3.24
Commercial lease financing	24,325	211	3.48	24,409	193	3.16	23,862	203	3.41
Non-U.S. commercial	88,663	560	2.51	91,305	569	2.50	94,655	529	2.22
Total commercial	389,950	2,774	2.83	394,515	2,792	2.84	383,222	2,788	2.89
Total loans and leases	899,241	8,632	3.82	912,580	8,720	3.83	923,978	9,226	3.97
Other earning assets	65,995	710	4.27	65,099	665	4.09	74,022	677	3.62
Total earning assets (4)	1,813,482	13,083	2.87	1,840,850	13,154	2.86	1,789,045	13,595	3.02
Cash and due from banks (1)	25,120			27,377			34,704
Other assets, less allowance for loan and lease losses	297,507			301,328			299,681
Total assets	$2,136,109			$2,169,555			$2,123,430

(1)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2014	Second Quarter 2014	Third Quarter 2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$10	$14	$15
Debt securities	(27)	(13)	(2)
U.S. commercial	(13)	(14)	(14)
Net hedge expenses on assets	$(30)	$(13)	$(1)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2014			Second Quarter 2014			Third Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,803	$1	0.01%	$47,450	$—	—%	$43,968	$5	0.05%
NOW and money market deposit accounts	517,043	78	0.06	519,399	79	0.06	508,136	100	0.08
Consumer CDs and IRAs	65,579	58	0.35	68,706	70	0.41	78,161	113	0.57
Negotiable CDs, public funds and other deposits	31,806	28	0.34	33,412	29	0.35	27,108	28	0.41
Total U.S. interest-bearing deposits	661,231	165	0.10	668,967	178	0.11	657,373	246	0.15
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	8,022	22	1.10	10,538	19	0.72	12,799	17	0.54
Governments and official institutions	1,706	1	0.15	1,754	—	0.14	1,551	1	0.19
Time, savings and other	61,331	82	0.54	64,091	85	0.53	54,926	70	0.51
Total non-U.S. interest-bearing deposits	71,059	105	0.59	76,383	104	0.55	69,276	88	0.50
Total interest-bearing deposits	732,290	270	0.15	745,350	282	0.15	726,649	334	0.18
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	255,111	591	0.92	271,247	763	1.13	279,425	683	0.97
Trading account liabilities	84,988	392	1.83	95,153	398	1.68	84,648	375	1.76
Long-term debt	251,772	1,386	2.19	259,825	1,485	2.29	258,717	1,724	2.65
Total interest-bearing liabilities (1)	1,324,161	2,639	0.79	1,371,575	2,928	0.86	1,349,439	3,116	0.92
Noninterest-bearing sources:
Noninterest-bearing deposits	395,198			383,213			363,962
Other liabilities	178,712			178,970			179,637
Shareholders’ equity	238,038			235,797			230,392
Total liabilities and shareholders’ equity	$2,136,109			$2,169,555			$2,123,430
Net interest spread			2.08%			2.00%			2.10%
Impact of noninterest-bearing sources			0.21			0.22			0.23
Net interest income/yield on earning assets		$10,444	2.29%		$10,226	2.22%		$10,479	2.33%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2014	Second Quarter 2014	Third Quarter 2013
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	6	12	23
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	9	6	2
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	260	263	260
Long-term debt	(880)	(905)	(844)
Net hedge income on liabilities	$(602)	$(621)	$(556)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$115,670	$234	0.27%	$66,636	$123	0.25%
Time deposits placed and other short-term investments	11,603	129	1.49	16,162	139	1.15
Federal funds sold and securities borrowed or purchased under agreements to resell	224,001	801	0.48	231,379	925	0.53
Trading account assets	146,205	3,575	3.27	173,312	3,697	2.85
Debt securities (2)	345,194	6,375	2.45	342,278	7,324	2.85
Loans and leases (3):
Residential mortgage	242,034	6,516	3.59	257,393	6,944	3.60
Home equity	90,676	2,531	3.73	101,911	2,880	3.78
U.S. credit card	88,820	6,227	9.37	90,473	6,667	9.85
Non-U.S. credit card	11,700	920	10.51	10,757	961	11.95
Direct/Indirect consumer	82,170	1,577	2.57	82,879	1,805	2.91
Other consumer	2,029	54	3.56	1,766	56	4.13
Total consumer	517,429	17,825	4.60	545,179	19,313	4.73
U.S. commercial	229,822	4,983	2.90	216,609	5,108	3.15
Commercial real estate	47,703	1,069	3.00	41,000	1,018	3.32
Commercial lease financing	24,485	638	3.48	23,659	645	3.63
Non-U.S. commercial	90,921	1,672	2.46	88,441	1,539	2.33
Total commercial	392,931	8,362	2.84	369,709	8,310	3.00
Total loans and leases	910,360	26,187	3.84	914,888	27,623	4.03
Other earning assets	66,214	2,072	4.18	81,920	2,123	3.46
Total earning assets (4)	1,819,247	39,373	2.89	1,826,575	41,954	3.07
Cash and due from banks (1)	26,907			36,904
Other assets, less allowance for loan and lease losses	302,144			309,685
Total assets	$2,148,298			$2,173,164

(1)
Beginning in 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2014	2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$37	$39
Debt securities	(42)	(172)
U.S. commercial	(43)	(70)
Non-U.S. commercial	—	(2)
Net hedge expenses on assets	$(48)	$(205)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,489	$2	0.01%	$43,937	$17	0.05%
NOW and money market deposit accounts	519,870	240	0.06	503,339	324	0.09
Consumer CDs and IRAs	68,455	212	0.41	81,694	375	0.61
Negotiable CDs, public funds and other deposits	31,688	84	0.35	25,707	87	0.45
Total U.S. interest-bearing deposits	666,502	538	0.11	654,677	803	0.16
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	9,866	62	0.84	11,936	58	0.65
Governments and official institutions	1,772	2	0.14	1,534	2	0.18
Time, savings and other	61,979	241	0.52	54,651	219	0.54
Total non-U.S. interest-bearing deposits	73,617	305	0.55	68,121	279	0.55
Total interest-bearing deposits	740,119	843	0.15	722,798	1,082	0.20
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	259,786	1,963	1.01	311,486	2,241	0.96
Trading account liabilities	90,176	1,225	1.82	90,321	1,274	1.89
Long-term debt	255,084	4,386	2.30	267,582	5,232	2.61
Total interest-bearing liabilities (1)	1,345,165	8,417	0.84	1,392,187	9,829	0.94
Noninterest-bearing sources:
Noninterest-bearing deposits	384,658			359,207
Other liabilities	181,674			187,644
Shareholders’ equity	236,801			234,126
Total liabilities and shareholders’ equity	$2,148,298			$2,173,164
Net interest spread			2.05%			2.13%
Impact of noninterest-bearing sources			0.22			0.22
Net interest income/yield on earning assets		$30,956	2.27%		$32,125	2.35%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2014	2013
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	38	57
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	18	8
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	780	779
Long-term debt	(2,660)	(2,687)
Net hedge income on liabilities	$(1,815)	$(1,834)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$57,491	$107	$(125)	$57,473
Mortgage-backed securities:
Agency	160,469	855	(2,163)	159,161
Agency-collateralized mortgage obligations	14,262	86	(96)	14,252
Non-agency residential	4,509	286	(81)	4,714
Commercial	2,701	29	(4)	2,726
Non-U.S. securities	6,621	39	(10)	6,650
Corporate/Agency bonds	685	11	(2)	694
Other taxable securities, substantially all asset-backed securities	12,047	46	(19)	12,074
Total taxable securities	258,785	1,459	(2,500)	257,744
Tax-exempt securities	9,106	11	(21)	9,096
Total available-for-sale debt securities	267,891	1,470	(2,521)	266,840
Other debt securities carried at fair value	41,602	138	(631)	41,109
Total debt securities carried at fair value	309,493	1,608	(3,152)	307,949
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,175	126	(1,311)	58,990
Total debt securities	$369,668	$1,734	$(4,463)	$366,939
Available-for-sale marketable equity securities (1)	$318	$—	$(8)	$310

	June 30, 2014
Available-for-sale debt securities
U.S. Treasury and agency securities	$38,417	$301	$(15)	$38,703
Mortgage-backed securities:
Agency	161,636	1,571	(1,664)	161,543
Agency-collateralized mortgage obligations	12,370	132	(61)	12,441
Non-agency residential	4,818	272	(84)	5,006
Commercial	2,240	39	(1)	2,278
Non-U.S. securities	7,034	40	(5)	7,069
Corporate/Agency bonds	813	18	(3)	828
Other taxable securities, substantially all asset-backed securities	13,587	38	(10)	13,615
Total taxable securities	240,915	2,411	(1,843)	241,483
Tax-exempt securities	8,802	5	(18)	8,789
Total available-for-sale debt securities	249,717	2,416	(1,861)	250,272
Other debt securities carried at fair value	43,032	151	(594)	42,589
Total debt securities carried at fair value	292,749	2,567	(2,455)	292,861
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,022	247	(1,088)	59,181
Total debt securities	$352,771	$2,814	$(3,543)	$352,042
Available-for-sale marketable equity securities (1)	$276	$—	$(36)	$240

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2014	June 30 2014
U.S. Treasury and agency securities	$3,180	$4,242
Mortgage-backed securities:
Agency	15,711	16,448
Non-agency residential	3,717	3,401
Commercial	787	793
Non-U.S. securities (1)	17,405	17,395
Other taxable securities, substantially all asset-backed securities	309	310
Total	$41,109	$42,589

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Third Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,444	$4,952	$719	$1,460	$2,249	$988	$76
Noninterest income	10,990	2,559	374	3,206	1,844	3,148	(141)
Total revenue, net of interest expense (FTE basis)	21,434	7,511	1,093	4,666	4,093	4,136	(65)
Provision for credit losses	636	617	286	(15)	(32)	45	(265)
Noninterest expense	19,742	3,979	7,275	3,403	1,904	2,936	245
Income (loss) before income taxes	1,056	2,915	(6,468)	1,278	2,221	1,155	(45)
Income tax expense (benefit) (FTE basis)	888	1,059	(1,284)	465	807	386	(545)
Net income (loss)	$168	$1,856	$(5,184)	$813	$1,414	$769	$500

Average
Total loans and leases	$899,241	$160,879	$87,971	$121,002	$267,047	$62,939	$199,403
Total assets (1)	2,136,109	611,075	104,451	267,840	395,185	599,893	157,665
Total deposits	1,127,488	545,116	n/m	239,352	265,721	n/m	29,268
Period end
Total loans and leases	$891,315	$161,345	$87,962	$122,395	$268,612	$62,645	$188,356
Total assets (1)	2,123,613	612,684	103,309	267,753	386,919	598,668	154,280
Total deposits	1,111,981	546,791	n/m	238,710	255,177	n/m	25,109

	Second Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,226	$4,930	$697	$1,485	$2,240	$952	$(78)
Noninterest income	11,734	2,441	693	3,104	1,939	3,631	(74)
Total revenue, net of interest expense (FTE basis)	21,960	7,371	1,390	4,589	4,179	4,583	(152)
Provision for credit losses	411	534	(20)	(8)	132	19	(246)
Noninterest expense	18,541	3,984	5,895	3,445	1,900	2,863	454
Income (loss) before income taxes	3,008	2,853	(4,485)	1,152	2,147	1,701	(360)
Income tax expense (benefit) (FTE basis)	717	1,056	(1,687)	426	795	601	(474)
Net income (loss)	$2,291	$1,797	$(2,798)	$726	$1,352	$1,100	$114

Average
Total loans and leases	$912,580	$160,240	$88,257	$118,512	$271,417	$63,579	$210,575
Total assets (1)	2,169,555	607,839	109,585	268,294	390,998	617,103	175,736
Total deposits	1,128,563	543,567	n/m	240,042	258,937	n/m	35,851
Period end
Total loans and leases	$911,899	$161,142	$88,156	$120,187	$270,683	$66,260	$205,471
Total assets (1)	2,170,557	612,178	107,634	265,582	407,369	610,390	167,404
Total deposits	1,134,329	545,530	n/m	237,046	270,268	n/m	32,000

	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,479	$5,056	$733	$1,478	$2,201	$969	$42
Noninterest income	11,264	2,468	844	2,912	1,807	2,250	983
Total revenue, net of interest expense (FTE basis)	21,743	7,524	1,577	4,390	4,008	3,219	1,025
Provision for credit losses	296	761	(308)	23	322	47	(549)
Noninterest expense	16,389	3,967	3,403	3,247	1,923	2,881	968
Income (loss) before income taxes	5,058	2,796	(1,518)	1,120	1,763	291	606
Income tax expense (benefit) (FTE basis)	2,561	1,009	(528)	400	626	1,166	(112)
Net income (loss)	$2,497	$1,787	$(990)	$720	$1,137	$(875)	$718

Average
Total loans and leases	$923,978	$165,719	$88,406	$112,752	$260,085	$64,491	$232,525
Total assets (1)	2,123,430	583,885	118,222	268,611	346,412	602,565	203,735
Total deposits	1,090,611	522,009	n/m	239,663	239,189	n/m	35,419
Period end
Total loans and leases	$934,392	$167,257	$87,586	$114,175	$267,165	$68,662	$229,547
Total assets (1)	2,126,653	588,676	115,407	270,484	372,490	601,038	178,558
Total deposits	1,110,118	526,836	n/m	241,553	262,502	n/m	30,909

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Nine Months Ended September 30, 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$30,956	$14,833	$2,117	$4,430	$6,791	$2,937	$(152)
Noninterest income	35,205	7,487	1,558	9,372	5,750	10,794	244
Total revenue, net of interest expense (FTE basis)	66,161	22,320	3,675	13,802	12,541	13,731	92
Provision for credit losses	2,056	1,963	291	—	365	83	(646)
Noninterest expense	60,521	11,912	21,290	10,207	5,832	8,875	2,405
Income (loss) before income taxes	3,584	8,445	(17,906)	3,595	6,344	4,773	(1,667)
Income tax expense (benefit) (FTE basis)	1,401	3,118	(4,903)	1,327	2,342	1,595	(2,078)
Net income (loss)	$2,183	$5,327	$(13,003)	$2,268	$4,002	$3,178	$411

Average
Total loans and leases	$910,360	$161,055	$88,378	$118,505	$269,963	$63,402	$209,057
Total assets (1)	2,148,298	604,850	108,177	269,719	393,094	606,140	166,318
Total deposits	1,124,777	541,119	n/m	240,716	260,398	n/m	33,147
Period end
Total loans and leases	$891,315	$161,345	$87,962	$122,395	$268,612	$62,645	$188,356
Total assets (1)	2,123,613	612,684	103,309	267,753	386,919	598,668	154,280
Total deposits	1,111,981	546,791	n/m	238,710	255,177	n/m	25,109

	Nine Months Ended September 30, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$32,125	$15,104	$2,174	$4,579	$6,613	$3,086	$569
Noninterest income	35,975	7,265	3,829	8,731	5,563	9,106	1,481
Total revenue, net of interest expense (FTE basis)	68,100	22,369	6,003	13,310	12,176	12,192	2,050
Provision for credit losses	3,220	2,680	318	30	634	36	(478)
Noninterest expense	51,907	12,287	12,161	9,770	5,608	8,724	3,357
Income (loss) before income taxes	12,973	7,402	(6,476)	3,510	5,934	3,432	(829)
Income tax expense (benefit) (FTE basis)	4,981	2,764	(2,418)	1,311	2,216	2,233	(1,125)
Net income (loss)	$7,992	$4,638	$(4,058)	$2,199	$3,718	$1,199	$296

Average
Total loans and leases	$914,888	$165,052	$90,478	$109,499	$253,335	$57,886	$238,638
Total assets (1)	2,173,164	577,618	122,906	271,498	330,251	642,674	228,217
Total deposits	1,082,005	515,655	n/m	242,757	229,206	n/m	35,063
Period end
Total loans and leases	$934,392	$167,257	$87,586	$114,175	$267,165	$68,662	$229,547
Total assets (1)	2,126,653	588,676	115,407	270,484	372,490	601,038	178,558
Total deposits	1,110,118	526,836	n/m	241,553	262,502	n/m	30,909

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$14,833	$15,104	$4,952	$4,930	$4,951	$4,948	$5,056
Noninterest income:
Card income	3,563	3,568	1,234	1,167	1,162	1,236	1,175
Service charges	3,273	3,111	1,137	1,091	1,045	1,097	1,063
All other income	651	586	188	183	280	215	230
Total noninterest income	7,487	7,265	2,559	2,441	2,487	2,548	2,468
Total revenue, net of interest expense (FTE basis)	22,320	22,369	7,511	7,371	7,438	7,496	7,524

Provision for credit losses	1,963	2,680	617	534	812	427	761

Noninterest expense	11,912	12,287	3,979	3,984	3,949	4,011	3,967
Income before income taxes	8,445	7,402	2,915	2,853	2,677	3,058	2,796
Income tax expense (FTE basis)	3,118	2,764	1,059	1,056	1,003	1,072	1,009
Net income	$5,327	$4,638	$1,856	$1,797	$1,674	$1,986	$1,787

Net interest yield (FTE basis)	3.52%	3.77%	3.45%	3.50%	3.63%	3.58%	3.70%
Return on average allocated capital (1)	24.16	20.70	24.97	24.45	23.04	26.29	23.67
Efficiency ratio (FTE basis)	53.37	54.93	52.98	54.04	53.10	53.50	52.72

Balance Sheet
Average
Total loans and leases	$161,055	$165,052	$160,879	$160,240	$162,061	$163,157	$165,719
Total earning assets (2)	562,807	536,290	569,084	565,723	553,444	548,244	542,614
Total assets (2)	604,850	577,618	611,075	607,839	595,465	590,105	583,885
Total deposits	541,119	515,655	545,116	543,567	534,559	528,792	522,009
Allocated capital (1)	29,500	30,000	29,500	29,500	29,500	30,000	30,000

Period end
Total loans and leases	$161,345	$167,257	$161,345	$161,142	$160,127	$165,094	$167,257
Total earning assets (2)	570,678	547,269	570,678	570,171	571,024	550,757	547,269
Total assets (2)	612,684	588,676	612,684	612,178	613,153	593,074	588,676
Total deposits	546,791	526,836	546,791	545,530	552,213	531,669	526,836

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$14,833	$7,737	$7,096
Noninterest income:
Card income	3,563	51	3,512
Service charges	3,273	3,272	1
All other income	651	388	263
Total noninterest income	7,487	3,711	3,776
Total revenue, net of interest expense (FTE basis)	22,320	11,448	10,872

Provision for credit losses	1,963	194	1,769

Noninterest expense	11,912	7,835	4,077
Income before income taxes	8,445	3,419	5,026
Income tax expense (FTE basis)	3,118	1,262	1,856
Net income	$5,327	$2,157	$3,170

Net interest yield (FTE basis)	3.52%	1.89%	6.82%
Return on average allocated capital (1)	24.16	17.48	32.64
Efficiency ratio (FTE basis)	53.37	68.44	37.50

Balance Sheet
Average
Total loans and leases	$161,055	$22,443	$138,612
Total earning assets (2)	562,807	545,988	139,149
Total assets (2)	604,850	578,653	148,527
Total deposits	541,119	540,337	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,345	$22,394	$138,951
Total earning assets (2)	570,678	551,501	139,038
Total assets (2)	612,684	583,827	148,718
Total deposits	546,791	545,696	n/m

	Nine Months Ended September 30, 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$15,104	$7,317	$7,787
Noninterest income:
Card income	3,568	45	3,523
Service charges	3,111	3,110	1
All other income	586	344	242
Total noninterest income	7,265	3,499	3,766
Total revenue, net of interest expense (FTE basis)	22,369	10,816	11,553

Provision for credit losses	2,680	194	2,486

Noninterest expense	12,287	8,333	3,954
Income before income taxes	7,402	2,289	5,113
Income tax expense (FTE basis)	2,764	855	1,909
Net income	$4,638	$1,434	$3,204

Net interest yield (FTE basis)	3.77%	1.88%	7.28%
Return on average allocated capital (1)	20.70	12.46	29.39
Efficiency ratio (FTE basis)	54.93	77.04	34.22

Balance Sheet
Average
Total loans and leases	$165,052	$22,477	$142,575
Total earning assets (2)	536,290	519,824	143,014
Total assets (2)	577,618	552,533	151,633
Total deposits	515,655	515,190	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$167,257	$22,372	$144,885
Total earning assets (2)	547,269	530,811	145,323
Total assets (2)	588,676	563,229	154,312
Total deposits	526,836	526,291	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,952	$2,592	$2,360
Noninterest income:
Card income	1,234	17	1,217
Service charges	1,137	1,137	—
All other income	188	144	44
Total noninterest income	2,559	1,298	1,261
Total revenue, net of interest expense (FTE basis)	7,511	3,890	3,621

Provision for credit losses	617	61	556

Noninterest expense	3,979	2,573	1,406
Income before income taxes	2,915	1,256	1,659
Income tax expense (FTE basis)	1,059	457	602
Net income	$1,856	$799	$1,057

Net interest yield (FTE basis)	3.45%	1.87%	6.75%
Return on average allocated capital (1)	24.97	19.21	32.29
Efficiency ratio (FTE basis)	52.98	66.17	38.80

Balance Sheet
Average
Total loans and leases	$160,879	$22,314	$138,565
Total earning assets (2)	569,084	550,136	138,756
Total assets (2)	611,075	582,637	148,246
Total deposits	545,116	544,274	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,345	$22,394	$138,951
Total earning assets (2)	570,678	551,501	139,038
Total assets (2)	612,684	583,827	148,718
Total deposits	546,791	545,696	n/m

	Second Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,930	$2,601	$2,329
Noninterest income:
Card income	1,167	18	1,149
Service charges	1,091	1,091	—
All other income	183	128	55
Total noninterest income	2,441	1,237	1,204
Total revenue, net of interest expense (FTE basis)	7,371	3,838	3,533

Provision for credit losses	534	53	481

Noninterest expense	3,984	2,620	1,364
Income before income taxes	2,853	1,165	1,688
Income tax expense (FTE basis)	1,056	431	625
Net income	$1,797	$734	$1,063

Net interest yield (FTE basis)	3.50%	1.90%	6.75%
Return on average allocated capital (1)	24.45	17.85	32.83
Efficiency ratio (FTE basis)	54.04	68.22	38.63

Balance Sheet
Average
Total loans and leases	$160,240	$22,482	$137,758
Total earning assets (2)	565,723	548,315	138,304
Total assets (2)	607,839	581,102	147,633
Total deposits	543,567	542,796	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,142	$22,420	$138,722
Total earning assets (2)	570,171	550,545	139,162
Total assets (2)	612,178	582,934	148,780
Total deposits	545,530	544,688	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,056	$2,457	$2,599
Noninterest income:
Card income	1,175	15	1,160
Service charges	1,063	1,063	—
All other income	230	126	104
Total noninterest income	2,468	1,204	1,264
Total revenue, net of interest expense (FTE basis)	7,524	3,661	3,863

Provision for credit losses	761	96	665

Noninterest expense	3,967	2,682	1,285
Income before income taxes	2,796	883	1,913
Income tax expense (FTE basis)	1,009	319	690
Net income	$1,787	$564	$1,223

Net interest yield (FTE basis)	3.70%	1.85%	7.17%
Return on average allocated capital (1)	23.67	14.55	33.28
Efficiency ratio (FTE basis)	52.72	73.26	33.25

Balance Sheet
Average
Total loans and leases	$165,719	$22,383	$143,336
Total earning assets (2)	542,614	526,108	143,771
Total assets (2)	583,885	558,714	152,436
Total deposits	522,009	521,510	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$167,257	$22,372	$144,885
Total earning assets (2)	547,269	530,811	145,323
Total assets (2)	588,676	563,229	154,312
Total deposits	526,836	526,291	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Average deposit balances
Checking	$258,648	$235,793	$262,894	$259,929	$253,013	$247,276	$240,474
Savings	44,858	42,174	45,142	45,797	43,619	42,139	42,365
MMS	171,477	160,248	173,375	171,589	169,424	166,828	163,955
CDs and IRAs	62,728	73,044	60,162	62,808	65,270	68,192	70,888
Non-U.S. and other	3,408	4,396	3,543	3,444	3,233	4,357	4,327
Total average deposit balances	$541,119	$515,655	$545,116	$543,567	$534,559	$528,792	$522,009

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.03%	2.03%	2.03%	2.02%	2.01%	2.01%
Savings	2.31	2.20	2.32	2.31	2.29	2.23	2.21
MMS	1.15	1.06	1.17	1.15	1.13	1.11	1.08
CDs and IRAs	0.50	0.52	0.50	0.49	0.50	0.50	0.51
Non-U.S. and other	0.47	0.98	0.40	0.42	0.62	0.85	0.93
Total deposit spreads	1.58	1.52	1.60	1.59	1.56	1.54	1.52

Client brokerage assets	$108,533	$89,517	$108,533	$105,926	$100,206	$96,048	$89,517

Online banking active accounts (units in thousands)	30,821	30,197	30,821	30,429	30,470	29,950	30,197
Mobile banking active accounts (units in thousands)	16,107	13,967	16,107	15,475	14,986	14,395	13,967
Banking centers	4,947	5,243	4,947	5,023	5,095	5,151	5,243
ATMs	15,675	16,201	15,675	15,976	16,214	16,259	16,201

Total U.S. credit card (1)
Loans
Average credit card outstandings	$88,820	$90,473	$88,866	$88,058	$89,545	$90,057	$90,005
Ending credit card outstandings	89,026	90,280	89,026	89,020	87,692	92,338	90,280
Credit quality
Net charge-offs	$2,026	$2,652	$625	$683	$718	$724	$788
	3.05%	3.92%	2.79%	3.11%	3.25%	3.19%	3.47%
30+ delinquency	$1,702	$2,112	$1,702	$1,698	$1,878	$2,074	$2,112
	1.91%	2.34%	1.91%	1.91%	2.14%	2.25%	2.34%
90+ delinquency	$831	$1,049	$831	$868	$966	$1,053	$1,049
	0.93%	1.16%	0.93%	0.98%	1.10%	1.14%	1.16%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.37%	9.85%	9.34%	9.30%	9.48%	9.36%	9.82%
Risk-adjusted margin	9.26	8.54	9.33	8.97	9.49	9.11	8.68
New accounts (in thousands)	3,357	2,912	1,202	1,128	1,027	999	1,048
Purchase volumes	$156,231	$151,400	$53,784	$53,583	$48,863	$54,514	$52,823

Debit card data
Purchase volumes	$203,372	$199,087	$67,990	$69,492	$65,890	$68,000	$66,712

(1)	In addition to the U.S. credit card portfolio in Consumer & Business Banking, the remaining U.S. credit card portfolio is in GWIM.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$2,117	$2,174	$719	$697	$701	$716	$733
Noninterest income:
Mortgage banking income	1,432	3,672	358	605	469	913	775
All other income	126	157	16	88	22	83	69
Total noninterest income	1,558	3,829	374	693	491	996	844
Total revenue, net of interest expense (FTE basis)	3,675	6,003	1,093	1,390	1,192	1,712	1,577

Provision for credit losses	291	318	286	(20)	25	(474)	(308)

Noninterest expense	21,290	12,161	7,275	5,895	8,120	3,778	3,403
Loss before income taxes	(17,906)	(6,476)	(6,468)	(4,485)	(6,953)	(1,592)	(1,518)
Income tax benefit (FTE basis)	(4,903)	(2,418)	(1,284)	(1,687)	(1,932)	(541)	(528)
Net loss	$(13,003)	$(4,058)	$(5,184)	$(2,798)	$(5,021)	$(1,051)	$(990)

Net interest yield (FTE basis)	3.05%	2.84%	3.13%	2.98%	3.05%	2.89%	2.91%

Balance Sheet
Average
Total loans and leases	$88,378	$90,478	$87,971	$88,257	$88,914	$89,687	$88,406
Total earning assets	92,770	102,498	91,244	93,797	93,290	98,220	99,759
Total assets	108,177	122,906	104,451	109,585	110,562	113,581	118,222
Allocated capital (1)	23,000	24,000	23,000	23,000	23,000	24,000	24,000

Period end
Total loans and leases	$87,962	$87,586	$87,962	$88,156	$88,355	$89,753	$87,586
Total earning assets	91,973	98,247	91,973	92,291	92,937	97,163	98,247
Total assets	103,309	115,407	103,309	107,634	112,250	113,391	115,407

Period end (in billions)
Mortgage serviced portfolio (2)	$722.0	$889.4	$722.0	$760.0	$780.0	$810.0	$889.4

(1)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Nine Months Ended September 30, 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,117	$990	$1,127
Noninterest income:
Mortgage banking income	1,432	620	812
All other income	126	22	104
Total noninterest income	1,558	642	916
Total revenue, net of interest expense (FTE basis)	3,675	1,632	2,043

Provision for credit losses	291	50	241

Noninterest expense	21,290	2,012	19,278
Loss before income taxes	(17,906)	(430)	(17,476)
Income tax benefit (FTE basis)	(4,903)	(159)	(4,744)
Net loss	$(13,003)	$(271)	$(12,732)

Balance Sheet
Average
Total loans and leases	$88,378	$51,705	$36,673
Total earning assets (2)	92,770	54,144	38,626
Total assets (2)	108,177	54,146	54,031
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$87,962	$53,478	$34,484
Total earning assets (2)	91,973	56,690	40,869
Total assets (2)	103,309	56,042	52,852

	Nine Months Ended September 30, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,174	$1,020	$1,154
Noninterest income:
Mortgage banking income	3,672	1,696	1,976
All other income (loss)	157	(23)	180
Total noninterest income	3,829	1,673	2,156
Total revenue, net of interest expense (FTE basis)	6,003	2,693	3,310

Provision for credit losses	318	145	173

Noninterest expense	12,161	2,576	9,585
Loss before income taxes	(6,476)	(28)	(6,448)
Income tax benefit (FTE basis)	(2,418)	(10)	(2,408)
Net loss	$(4,058)	$(18)	$(4,040)

Balance Sheet
Average
Total loans and leases	$90,478	$46,990	$43,488
Total earning assets (2)	102,498	53,180	49,318
Total assets (2)	122,906	53,594	69,312
Allocated capital (3)	24,000	6,000	18,000

Period end
Total loans and leases	$87,586	$46,875	$40,711
Total earning assets (2)	98,247	51,248	46,999
Total assets (2)	115,407	51,057	64,350

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Third Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$719	$332	$387
Noninterest income:
Mortgage banking income	358	206	152
All other income (loss)	16	(2)	18
Total noninterest income	374	204	170
Total revenue, net of interest expense (FTE basis)	1,093	536	557

Provision for credit losses	286	18	268

Noninterest expense	7,275	629	6,646
Loss before income taxes	(6,468)	(111)	(6,357)
Income tax benefit (FTE basis)	(1,284)	(40)	(1,244)
Net loss	$(5,184)	$(71)	$(5,113)

Balance Sheet
Average
Total loans and leases	$87,971	$52,733	$35,238
Total earning assets (2)	91,244	55,214	38,330
Total assets (2)	104,451	55,295	51,455
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$87,962	$53,478	$34,484
Total earning assets (2)	91,973	56,690	40,869
Total assets (2)	103,309	56,042	52,852

	Second Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$697	$335	$362
Noninterest income:
Mortgage banking income	605	237	368
All other income	88	18	70
Total noninterest income	693	255	438
Total revenue, net of interest expense (FTE basis)	1,390	590	800

Provision for credit losses	(20)	19	(39)

Noninterest expense	5,895	664	5,231
Loss before income taxes	(4,485)	(93)	(4,392)
Income tax benefit (FTE basis)	(1,687)	(34)	(1,653)
Net loss	$(2,798)	$(59)	$(2,739)

Balance Sheet
Average
Total loans and leases	$88,257	$51,553	$36,704
Total earning assets (2)	93,797	53,934	39,863
Total assets (2)	109,585	53,960	55,625
Allocated capital (3)	23,000	6,000	17,000

Period end
Total loans and leases	$88,156	$52,172	$35,984
Total earning assets (2)	92,291	55,058	37,233
Total assets (2)	107,634	54,987	52,647

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Third Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$733	$329	$404
Noninterest income:
Mortgage banking income	775	345	430
All other income	69	35	34
Total noninterest income	844	380	464
Total revenue, net of interest expense (FTE basis)	1,577	709	868

Provision for credit losses	(308)	(11)	(297)

Noninterest expense	3,403	885	2,518
Loss before income taxes	(1,518)	(165)	(1,353)
Income tax benefit (FTE basis)	(528)	(63)	(465)
Net loss	$(990)	$(102)	$(888)

Balance Sheet
Average
Total loans and leases	$88,406	$46,878	$41,528
Total earning assets (2)	99,759	52,074	47,685
Total assets (2)	118,222	52,305	65,917
Allocated capital (3)	24,000	6,000	18,000

Period end
Total loans and leases	$87,586	$46,875	$40,711
Total earning assets (2)	98,247	51,248	46,999
Total assets (2)	115,407	51,057	64,350

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, together with any related assets or liabilities used as economic hedges, are included in Legacy Assets & Servicing.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Real Estate Services.

(3)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30				Third Quarter 2014		Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013		Third Quarter 2013
	2014		2013
Mortgage servicing rights at fair value rollforward
Balance, beginning of period	$5,042		$5,716		$4,134		$4,577		$5,042		$5,058		$5,827
Net additions (sales)	202		(1,375)		140		32		30		(197)		(600)
Amortization of expected cash flows (1)	(620)		(814)		(201)		(209)		(210)		(229)		(240)
Other changes in mortgage servicing rights fair value (2)	(638)		1,531		(87)		(266)		(285)		410		71
Balance, end of period (3)	$3,986		$5,058		$3,986		$4,134		$4,577		$5,042		$5,058

Capitalized mortgage servicing rights (% of loans serviced for investors)	81	bps	82	bps	81	bps	82	bps	87	bps	92	bps	82	bps
Mortgage loans serviced for investors (in billions)	$491		$616		$491		$505		$527		$550		$616

Loan production
Total (4)
First mortgage	$31,674		$71,797		$11,725		$11,099		$8,850		$11,624		$22,601
Home equity	7,812		4,446		3,224		2,603		1,985		1,915		1,831
Consumer Real Estate Services
First mortgage	$24,024		$57,611		$8,861		$8,461		$6,702		$9,302		$17,833
Home equity	7,157		3,824		2,970		2,396		1,791		1,674		1,599

Mortgage banking income
Production income:
Core production revenue	$884		$2,140		$293		$318		$273		$404		$465
Representations and warranties provision	(432)		(770)		(167)		(87)		(178)		(70)		(323)
Total production income	452		1,370		126		231		95		334		142
Servicing income:
Servicing fees	1,441		2,400		452		475		514		629		700
Amortization of expected cash flows (1)	(620)		(814)		(201)		(209)		(210)		(229)		(240)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (5)	152		693		(19)		105		66		174		167
Other servicing-related revenue	7		23		—		3		4		5		6
Total net servicing income	980		2,302		232		374		374		579		633
Total Consumer Real Estate Services mortgage banking income	1,432		3,672		358		605		469		913		775
Other business segments' mortgage banking loss (6)	(221)		(646)		(86)		(78)		(57)		(65)		(190)
Total consolidated mortgage banking income	$1,211		$3,026		$272		$527		$412		$848		$585

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in option-adjusted spread rate assumptions and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(5)	Includes gains and losses on sales of mortgage servicing rights.

(6)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$4,430	$4,579	$1,460	$1,485	$1,485	$1,485	$1,478
Noninterest income:
Investment and brokerage services	7,959	7,185	2,713	2,642	2,604	2,524	2,413
All other income	1,413	1,546	493	462	458	470	499
Total noninterest income	9,372	8,731	3,206	3,104	3,062	2,994	2,912
Total revenue, net of interest expense (FTE basis)	13,802	13,310	4,666	4,589	4,547	4,479	4,390

Provision for credit losses	—	30	(15)	(8)	23	26	23

Noninterest expense	10,207	9,770	3,403	3,445	3,359	3,262	3,247
Income before income taxes	3,595	3,510	1,278	1,152	1,165	1,191	1,120
Income tax expense (FTE basis)	1,327	1,311	465	426	436	413	400
Net income	$2,268	$2,199	$813	$726	$729	$778	$720

Net interest yield (FTE basis)	2.36%	2.42%	2.32%	2.38%	2.38%	2.37%	2.35%
Return on average allocated capital (1)	25.37	29.57	26.98	24.37	24.75	31.01	28.71
Efficiency ratio (FTE basis)	73.95	73.41	72.94	75.07	73.86	72.83	73.97

Balance Sheet
Average
Total loans and leases	$118,505	$109,499	$121,002	$118,512	$115,945	$115,546	$112,752
Total earning assets (2)	251,042	252,487	249,738	249,893	253,538	248,156	249,204
Total assets (2)	269,719	271,498	267,840	268,294	273,081	268,683	268,611
Total deposits	240,716	242,757	239,352	240,042	242,792	240,395	239,663
Allocated capital (1)	12,000	10,000	12,000	12,000	12,000	10,000	10,000

Period end
Total loans and leases	$122,395	$114,175	$122,395	$120,187	$116,482	$115,846	$114,175
Total earning assets (2)	249,586	250,677	249,586	247,180	254,802	254,031	250,677
Total assets (2)	267,753	270,484	267,753	265,582	274,234	274,113	270,484
Total deposits	238,710	241,553	238,710	237,046	244,051	244,901	241,553

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Revenues
Merrill Lynch Global Wealth Management	$11,429	$11,068	$3,874	$3,791	$3,764	$3,703	$3,646
U.S. Trust	2,326	2,191	775	783	768	762	730
Other (1)	47	51	17	15	15	14	14
Total revenues	$13,802	$13,310	$4,666	$4,589	$4,547	$4,479	$4,390

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$2,004,391	$1,853,980	$2,004,391	$2,017,051	$1,946,922	$1,916,803	$1,853,980
U.S. Trust	381,054	362,791	381,054	380,281	378,177	376,487	362,791
Other (1)	76,640	66,665	76,640	70,836	70,720	73,148	66,665

Client Balances by Type
Assets under management	$888,006	$779,614	$888,006	$878,741	$841,818	$821,449	$779,614
Brokerage assets	1,073,858	1,013,688	1,073,858	1,091,558	1,054,052	1,045,122	1,013,688
Assets in custody	135,886	131,386	135,886	137,391	136,342	136,190	131,386
Deposits	238,710	241,553	238,710	237,046	244,051	244,901	241,553
Loans and leases (2)	125,625	117,195	125,625	123,432	119,556	118,776	117,195
Total client balances	$2,462,085	$2,283,436	$2,462,085	$2,468,168	$2,395,819	$2,366,438	$2,283,436

Assets Under Management Flows
Liquidity assets under management (3)	$3,616	$10	$5,910	$135	$(2,429)	$6,492	$2,932
Long-term assets under management (4)	40,420	38,394	11,168	11,870	17,382	9,425	10,341
Total assets under management flows	$44,036	$38,404	$17,078	$12,005	$14,953	$15,917	$13,273

Associates (5)
Number of Financial Advisors	15,868	15,624	15,868	15,560	15,323	15,317	15,624
Total Wealth Advisors	17,040	16,846	17,040	16,721	16,481	16,517	16,846
Total Client Facing Professionals	19,728	19,524	19,728	19,416	19,199	19,217	19,524

Merrill Lynch Global Wealth Management Metrics
Financial Advisor Productivity (6) (in thousands)	$1,064	$994	$1,077	$1,060	$1,056	$1,039	$1,000

U.S. Trust Metrics
Client Facing Professionals	2,135	2,080	2,135	2,110	2,117	2,091	2,080

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,868, 1,716, 1,598, 1,545 and 1,585 at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$6,791	$6,613	$2,249	$2,240	$2,302	$2,301	$2,201
Noninterest income:
Service charges	2,050	2,103	684	679	687	684	716
Investment banking fees	2,383	2,276	727	834	822	958	693
All other income	1,317	1,184	433	426	458	360	398
Total noninterest income	5,750	5,563	1,844	1,939	1,967	2,002	1,807
Total revenue, net of interest expense (FTE basis)	12,541	12,176	4,093	4,179	4,269	4,303	4,008

Provision for credit losses	365	634	(32)	132	265	441	322

Noninterest expense	5,832	5,608	1,904	1,900	2,028	1,943	1,923
Income before income taxes	6,344	5,934	2,221	2,147	1,976	1,919	1,763
Income tax expense (FTE basis)	2,342	2,216	807	795	740	664	626
Net income	$4,002	$3,718	$1,414	$1,352	$1,236	$1,255	$1,137

Net interest yield (FTE basis)	2.60%	3.07%	2.52%	2.58%	2.68%	2.71%	2.87%
Return on average allocated capital (1)	17.27	21.62	18.09	17.51	16.18	21.66	19.63
Efficiency ratio (FTE basis)	46.50	46.05	46.54	45.44	47.50	45.16	47.94

Balance Sheet
Average
Total loans and leases	$269,963	$253,335	$267,047	$271,417	$271,475	$268,864	$260,085
Total earnings assets (2)	349,827	288,427	353,829	347,661	347,926	336,370	304,726
Total assets (2)	393,094	330,251	395,185	390,998	393,075	379,927	346,412
Total deposits	260,398	229,206	265,721	258,937	256,433	259,193	239,189
Allocated capital (1)	31,000	23,000	31,000	31,000	31,000	23,000	23,000

Period end
Total loans and leases	$268,612	$267,165	$268,612	$270,683	$273,239	$269,469	$267,165
Total earnings assets (2)	345,282	330,006	345,282	363,715	354,214	336,606	330,006
Total assets (2)	386,919	372,490	386,919	407,369	397,017	378,659	372,490
Total deposits	255,177	262,502	255,177	270,268	257,502	265,171	262,502

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Investment Banking fees (1)
Advisory (2)	$782	$699	$291	$234	$257	$320	$226
Debt issuance	1,153	1,177	318	388	447	443	343
Equity issuance	448	400	118	212	118	195	124
Total Investment Banking fees (3)	$2,383	$2,276	$727	$834	$822	$958	$693

Business Lending
Corporate	$2,621	$2,609	$878	$830	$913	$823	$891
Commercial	2,946	2,956	932	1,005	1,009	1,011	960
Total Business Lending revenue	$5,567	$5,565	$1,810	$1,835	$1,922	$1,834	$1,851

Global Transaction Services
Corporate	$2,272	$2,073	$776	$761	$735	$731	$711
Commercial	2,183	2,192	729	719	735	747	741
Total Global Transaction Services revenue	$4,455	$4,265	$1,505	$1,480	$1,470	$1,478	$1,452

Average deposit balances
Interest-bearing	$76,952	$70,076	$75,304	$78,010	$77,568	$78,229	$73,011
Noninterest-bearing	183,446	159,130	190,417	180,927	178,865	180,964	166,178
Total average deposits	$260,398	$229,206	$265,721	$258,937	$256,433	$259,193	$239,189

Loan spread	1.73%	1.84%	1.69%	1.71%	1.80%	1.75%	1.78%

Provision for credit losses	$365	$634	$(32)	$132	$265	$441	$322

Credit quality (4, 5)
Reservable utilized criticized exposure	$9,011	$10,111	$9,011	$9,467	$9,512	$9,357	$10,111
	3.07%	3.44%	3.07%	3.20%	3.19%	3.17%	3.44%

Nonperforming loans, leases and foreclosed properties	$798	$919	$798	$717	$650	$639	$919
	0.30%	0.35%	0.30%	0.27%	0.24%	0.24%	0.35%

Average loans and leases by product
U.S. commercial	$135,586	$127,091	$135,320	$136,193	$135,247	$132,263	$128,600
Commercial real estate	43,138	36,909	41,199	43,816	44,436	42,622	39,172
Commercial lease financing	25,238	24,640	25,127	25,165	25,427	25,115	24,846
Non-U.S. commercial	65,995	64,686	65,395	66,238	66,362	68,860	67,459
Other	6	9	6	5	3	4	8
Total average loans and leases	$269,963	$253,335	$267,047	$271,417	$271,475	$268,864	$260,085

Total Corporation Investment Banking fees
Advisory (2)	$866	$773	$316	$264	$286	$352	$255
Debt issuance	2,700	2,818	784	891	1,025	985	809
Equity issuance	1,142	1,008	315	514	313	464	329
Total investment banking fees including self-led deals	4,708	4,599	1,415	1,669	1,624	1,801	1,393
Self-led deals	(184)	(211)	(64)	(38)	(82)	(63)	(96)
Total Investment Banking fees	$4,524	$4,388	$1,351	$1,631	$1,542	$1,738	$1,297

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2014
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.5%	2	9.7%
Announced mergers and acquisitions	5	18.8	6	23.0
Equity capital markets	5	6.7	4	10.6
Debt capital markets	5	5.6	2	10.1
High-yield corporate debt	7	6.4	3	8.4
Leveraged loans	2	9.2	2	11.6
Mortgage-backed securities	9	5.9	9	6.6
Asset-backed securities	1	13.4	1	17.1
Convertible debt	4	7.8	4	10.3
Common stock underwriting	5	6.5	2	10.7
Investment-grade corporate debt	1	6.3	1	12.4
Syndicated loans	2	8.7	2	12.7
Source: Dealogic data as of October 1, 2014. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Debt capital markets
Common stock underwriting

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$2,937	$3,086	$988	$952	$997	$1,138	$969
Noninterest income:
Investment and brokerage services	1,623	1,557	522	540	561	489	480
Investment banking fees	2,073	1,969	577	760	736	755	622
Trading account profits	5,921	5,939	1,786	1,768	2,367	795	1,201
All other income (loss)	1,177	(359)	263	563	351	21	(53)
Total noninterest income	10,794	9,106	3,148	3,631	4,015	2,060	2,250
Total revenue, net of interest expense (FTE basis) (2)	13,731	12,192	4,136	4,583	5,012	3,198	3,219

Provision for credit losses	83	36	45	19	19	104	47

Noninterest expense	8,875	8,724	2,936	2,863	3,076	3,275	2,881
Income (loss) before income taxes	4,773	3,432	1,155	1,701	1,917	(181)	291
Income tax expense (benefit) (FTE basis)	1,595	2,233	386	601	608	(133)	1,166
Net income (loss)	$3,178	$1,199	$769	$1,100	$1,309	$(48)	$(875)

Return on average allocated capital (3)	12.52%	5.37%	9.00%	13.01%	15.64%	n/m	n/m
Efficiency ratio (FTE basis)	64.63	71.56	70.98	62.45	61.39	102.40%	89.52%

Balance Sheet
Average
Total trading-related assets (4)	$447,886	$479,052	$446,490	$459,938	$437,128	$438,909	$442,597
Total loans and leases	63,402	57,886	62,939	63,579	63,696	66,496	64,491
Total earning assets (4)	464,298	489,007	457,815	478,191	456,879	458,955	458,626
Total assets	606,140	642,674	599,893	617,103	601,439	603,014	602,565
Allocated capital (3)	34,000	30,000	34,000	34,000	34,000	30,000	30,000

Period end
Total trading-related assets (4)	$433,597	$438,137	$433,597	$443,383	$430,894	$411,080	$438,137
Total loans and leases	62,645	68,662	62,645	66,260	64,598	67,381	68,662
Total earning assets (4)	443,364	464,600	443,364	465,380	455,103	432,807	464,600
Total assets	598,668	601,038	598,668	610,390	594,803	575,482	601,038

Trading-related assets (average)
Trading account securities	$201,985	$217,958	$201,963	$200,725	$203,281	$209,734	$193,107
Reverse repurchases	115,343	145,506	116,853	119,823	109,271	114,417	128,427
Securities borrowed	86,455	64,746	83,369	94,989	80,981	67,862	73,820
Derivative assets	44,103	50,842	44,305	44,401	43,595	46,896	47,243
Total trading-related assets (4)	$447,886	$479,052	$446,490	$459,938	$437,128	$438,909	$442,597

(1)
In 2014, the results for structured liabilities including debit valuation adjustment were moved into Global Markets from All Other to better align the performance and risk management of these instruments. As such, net debit valuation adjustment in Global Markets represents the combined total of net debit valuation adjustment on derivatives and structured liabilities. Prior periods have been reclassified to conform to current period presentation.

(2)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 34.

(3)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,833	$6,704	$2,381	$2,426	$3,026	$1,540	$1,636
Equities	3,327	3,351	1,097	1,045	1,185	815	918
Total sales and trading revenue	$11,160	$10,055	$3,478	$3,471	$4,211	$2,355	$2,554

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$7,563	$7,283	$2,247	$2,370	$2,946	$2,076	$2,029
Equities	3,211	3,312	1,026	1,032	1,153	897	969
Total sales and trading revenue, excluding net debit valuation adjustment	$10,774	$10,595	$3,273	$3,402	$4,099	$2,973	$2,998

Sales and trading revenue breakdown
Net interest income	$2,682	$2,837	$907	$866	$909	$1,054	$892
Commissions	1,623	1,557	522	540	561	489	480
Trading	5,921	5,939	1,786	1,768	2,367	795	1,201
Other	934	(278)	263	297	374	17	(19)
Total sales and trading revenue	$11,160	$10,055	$3,478	$3,471	$4,211	$2,355	$2,554

(1)
Includes Global Banking sales and trading revenue of $219 million and $319 million for the nine months ended September 30, 2014 and 2013; $67 million, $68 million and $84 million for the third, second and first quarters of 2014, respectively, and $66 million and $108 million for the fourth and third quarters of 2013.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustment on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Net interest income (FTE basis)	$(152)	$569	$76	$(78)	$(150)	$411	$42
Noninterest income:
Card income	267	245	93	88	86	83	79
Equity investment income	679	2,217	(51)	56	674	393	1,122
Gains on sales of debt securities	1,149	866	410	382	357	363	347
All other loss	(1,851)	(1,847)	(593)	(600)	(658)	(737)	(565)
Total noninterest income	244	1,481	(141)	(74)	459	102	983
Total revenue, net of interest expense (FTE basis)	92	2,050	(65)	(152)	309	513	1,025

Provision for credit losses	(646)	(478)	(265)	(246)	(135)	(188)	(549)

Noninterest expense	2,405	3,357	245	454	1,706	1,038	968
Income (loss) before income taxes	(1,667)	(829)	(45)	(360)	(1,262)	(337)	606
Income tax benefit (FTE basis)	(2,078)	(1,125)	(545)	(474)	(1,059)	(856)	(112)
Net income (loss)	$411	$296	$500	$114	$(203)	$519	$718

Balance Sheet
Average
Total loans and leases	$209,057	$238,638	$199,403	$210,575	$217,391	$226,027	$232,525
Total assets (2)	166,318	228,217	157,665	175,736	165,644	179,565	203,735
Total deposits	33,147	35,063	29,268	35,851	34,380	34,247	35,419

Period end
Total loans and leases	$188,356	$229,547	$188,356	$205,471	$213,416	$220,690	$229,547
Total assets (3)	154,280	178,558	154,280	167,404	158,394	167,554	178,558
Total deposits	25,109	30,909	25,109	32,000	32,818	27,851	30,909

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. These investments are made either directly in a company or held through a fund with related income recorded in equity investment income. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing. In 2014, the management of structured liabilities and the associated debit valuation adjustment (previously referred to as fair value adjustments on structured liabilities) were moved into Global Markets from All Other to better align the performance risk of these instruments. Prior periods have been reclassified to conform to current period presentation.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $593.5 billion and $530.4 billion for the nine months ended September 30, 2014 and 2013; $601.9 billion, $593.1 billion, $585.3 billion, $564.0 billion and $540.4 billion for the third, second and first quarters of 2014, and the fourth and third quarters of 2013, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $592.0 billion, $608.7 billion, $609.2 billion, $569.9 billion and $557.4 billion at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Equity Investments Exposures
	September 30, 2014			June 30 2014
	Book Value	Unfunded Commitments	Total	Total
Equity Investments:
Global Principal Investments	$1,007	$39	$1,046	$1,190
Strategic and other investments	866	15	881	845
Total Equity Investments	$1,873	$54	$1,927	$2,035

Components of Equity Investment Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Global Principal Investments	$6	$278	$(37)	$71	$(28)	$101	$122
Strategic and other investments	673	1,939	(14)	(15)	702	292	1,000
Total equity investment income included in All Other	679	2,217	(51)	56	674	393	1,122
Total equity investment income included in the business segments	471	210	60	301	110	81	62
Total consolidated equity investment income	$1,150	$2,427	$9	$357	$784	$474	$1,184

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2014	June 30 2014	September 30 2013
Consumer
Residential mortgage (1)	$224,728	$237,136	$253,496
Home equity	87,508	89,499	96,653
U.S. credit card	89,026	89,020	90,280
Non-U.S. credit card	11,433	11,999	11,083
Direct/Indirect consumer (2)	83,118	82,586	84,035
Other consumer (3)	2,152	2,079	1,913
Total consumer loans excluding loans accounted for under the fair value option	497,965	512,319	537,460
Consumer loans accounted for under the fair value option (4)	2,129	2,154	2,186
Total consumer	500,094	514,473	539,646

Commercial
U.S. commercial (5)	228,996	231,622	224,262
Commercial real estate (6)	47,023	46,815	44,940
Commercial lease financing	24,498	24,565	24,589
Non-U.S. commercial	84,650	85,677	92,945
Total commercial loans excluding loans accounted for under the fair value option	385,167	388,679	386,736
Commercial loans accounted for under the fair value option (4)	6,054	8,747	8,010
Total commercial	391,221	397,426	394,746
Total loans and leases	$891,315	$911,899	$934,392

(1)
Includes pay option loans of $3.3 billion, $3.7 billion and $5.2 billion and non-U.S. residential mortgage loans of $3 million, $3 million and $87 million at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $37.9 billion, $37.7 billion and $39.5 billion, unsecured consumer lending loans of $1.7 billion, $2.0 billion and $3.1 billion, U.S. securities-based lending loans of $34.6 billion, $33.8 billion and $30.4 billion, non-U.S. consumer loans of $4.3 billion, $4.4 billion and $5.7 billion, student loans of $3.6 billion, $3.8 billion and $4.3 billion and other consumer loans of $894 million, $937 million and $1.0 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(3)
Includes consumer finance loans of $1.0 billion, $1.1 billion and $1.2 billion, consumer leases of $937 million, $819 million and $492 million, consumer overdrafts of $173 million, $170 million and $175 million and other non-U.S. consumer loans of $3 million, $3 million and $5 million at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $2.0 billion, $2.0 billion and $2.2 billion and home equity loans of $179 million, $170 million and $0 at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $1.3 billion, $1.3 billion and $1.8 billion and non-U.S. commercial loans of $4.8 billion, $7.4 billion and $6.2 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.5 billion, $13.5 billion and $13.1 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(6)
Includes U.S. commercial real estate loans of $45.1 billion, $45.5 billion and $43.5 billion and non-U.S. commercial real estate loans of $2.0 billion, $1.3 billion and $1.4 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Third Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,271	$794	$7,683	$49,610	$—	$—	$177,184
Home equity	88,590	154	80,202	6,412	—	165	1,657
U.S. credit card	88,866	85,674	—	3,192	—	—	—
Non-U.S. credit card	11,784	—	—	—	—	—	11,784
Direct/Indirect consumer	82,669	39,711	56	38,555	—	17	4,330
Other consumer	2,111	1,043	—	5	6	—	1,057
Total consumer	509,291	127,376	87,941	97,774	6	182	196,012

Commercial
U.S. commercial	230,891	32,846	30	21,282	135,320	36,894	4,519
Commercial real estate	46,071	650	—	1,797	41,199	2,203	222
Commercial lease financing	24,325	—	—	4	25,127	644	(1,450)
Non-U.S. commercial	88,663	7	—	145	65,395	23,016	100
Total commercial	389,950	33,503	30	23,228	267,041	62,757	3,391
Total loans and leases	$899,241	$160,879	$87,971	$121,002	$267,047	$62,939	$199,403

	Second Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$243,405	$761	$5,935	$48,855	$—	$—	$187,854
Home equity	90,729	151	82,240	6,578	—	160	1,600
U.S. credit card	88,058	84,849	—	3,209	—	—	—
Non-U.S. credit card	11,759	—	—	—	—	—	11,759
Direct/Indirect consumer	82,102	40,026	47	37,348	—	12	4,669
Other consumer	2,012	890	—	9	5	—	1,108
Total consumer	518,065	126,677	88,222	95,999	5	172	206,990

Commercial
U.S. commercial	230,486	32,900	35	20,688	136,193	35,906	4,764
Commercial real estate	48,315	651	—	1,672	43,816	1,937	239
Commercial lease financing	24,409	—	—	4	25,165	743	(1,503)
Non-U.S. commercial	91,305	12	—	149	66,238	24,821	85
Total commercial	394,515	33,563	35	22,513	271,412	63,407	3,585
Total loans and leases	$912,580	$160,240	$88,257	$118,512	$271,417	$63,579	$210,575

	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$256,297	$628	$3,516	$45,661	$—	$83	$206,409
Home equity	98,172	146	84,761	11,719	—	108	1,438
U.S. credit card	90,005	90,005	—	—	—	—	—
Non-U.S. credit card	10,633	—	—	—	—	—	10,633
Direct/Indirect consumer	83,773	41,745	47	34,228	3	37	7,713
Other consumer	1,876	597	—	5	5	—	1,269
Total consumer	540,756	133,121	88,324	91,613	8	228	227,462

Commercial
U.S. commercial	221,541	31,368	81	19,464	128,600	35,771	6,257
Commercial real estate	43,164	1,218	1	1,488	39,172	887	398
Commercial lease financing	23,862	—	—	4	24,846	636	(1,624)
Non-U.S. commercial	94,655	12	—	183	67,459	26,969	32
Total commercial	383,222	32,598	82	21,139	260,077	64,263	5,063
Total loans and leases	$923,978	$165,719	$88,406	$112,752	$260,085	$64,491	$232,525

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2014	June 30 2014	September 30 2013	September 30 2014	June 30 2014	September 30 2013
Diversified financials	$68,739	$72,302	$77,052	$112,957	$120,705	$117,880
Real estate (4)	51,006	52,982	51,529	70,739	74,535	72,271
Retailing	34,129	33,941	32,593	56,326	54,983	54,516
Healthcare equipment and services	32,415	32,410	31,560	55,847	55,737	49,221
Capital goods	29,116	28,921	27,053	52,469	53,444	51,637
Government and public education	41,648	40,174	39,672	48,786	47,613	48,031
Banking	42,772	42,543	46,517	48,204	51,100	54,354
Materials	23,378	23,292	22,607	43,443	42,809	43,638
Energy	20,338	20,744	21,212	41,454	40,826	43,241
Consumer services	21,486	21,414	21,647	34,067	34,391	35,378
Food, beverage and tobacco	15,460	15,357	14,185	33,897	31,792	31,390
Commercial services and supplies	18,808	19,259	19,249	30,819	31,013	31,312
Utilities	9,528	9,898	9,799	25,772	26,549	25,068
Transportation	16,149	16,227	15,951	23,307	23,787	23,159
Media	11,886	11,801	12,897	22,971	23,283	22,194
Individuals and trusts	16,107	15,790	14,699	20,238	19,811	18,209
Pharmaceuticals and biotechnology	4,433	4,534	7,303	15,066	13,221	14,818
Software and services	5,641	6,296	7,543	12,783	13,360	14,312
Technology hardware and equipment	5,387	6,883	5,462	12,041	13,428	11,516
Insurance, including monolines	5,023	4,827	5,875	11,169	11,075	12,165
Consumer durables and apparel	5,690	5,793	5,103	10,015	10,274	9,479
Automobiles and components	3,768	3,446	3,258	9,420	9,000	8,390
Telecommunication services	3,702	4,269	4,543	9,008	10,207	14,244
Food and staples retailing	3,742	4,079	3,884	7,214	7,831	7,928
Religious and social organizations	4,978	5,144	5,492	6,586	6,965	7,677
Other	5,253	5,544	5,331	9,373	8,686	8,166
Total commercial credit exposure by industry	$500,582	$507,870	$512,016	$823,971	$836,425	$830,194
Net credit default protection purchased on total commitments (5)				$(6,878)	$(8,678)	$(11,204)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $45.4 billion, $41.2 billion and $47.3 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $20.7 billion, $16.3 billion and $18.6 billion, which consists primarily of other marketable securities at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $6.1 billion, $8.7 billion and $8.0 billion and issued letters of credit at notional value of $518 million, $553 million and $577 million at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $8.5 billion, $9.5 billion and $14.1 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	September 30 2014	June 30 2014
Less than or equal to one year	45%	40%
Greater than one year and less than or equal to five years	53	58
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	September 30, 2014		June 30, 2014
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
AA	$(76)	1.1%	$(77)	0.9%
A	(1,371)	19.9	(1,890)	21.8
BBB	(3,849)	56.0	(4,885)	56.3
BB	(906)	13.2	(1,089)	12.5
B	(577)	8.4	(634)	7.3
CCC and below	(122)	1.8	(125)	1.4
NR (5)	23	(0.4)	22	(0.2)
Total net credit default protection	$(6,878)	100.0%	$(8,678)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30 2014	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30 2014 (5)	Increase (Decrease) from June 30 2014
United Kingdom	$24,718	$12,288	$7,245	$7,063	$51,314	$(4,579)	$46,735	$(462)
Canada	5,807	6,803	2,035	5,730	20,375	(2,170)	18,205	92
China	10,898	635	680	2,085	14,298	(511)	13,787	7
Brazil	9,226	663	343	2,969	13,201	(410)	12,791	615
France	1,922	6,217	1,395	7,331	16,865	(4,835)	12,030	(1,254)
Japan	8,060	542	1,760	2,054	12,416	(1,293)	11,123	5,081
Germany	4,348	5,908	2,505	2,222	14,983	(3,893)	11,090	(2,159)
India	5,563	758	240	3,760	10,321	(226)	10,095	(622)
Netherlands	3,743	3,942	716	2,311	10,712	(1,544)	9,168	1,522
Australia	3,421	2,351	573	2,390	8,735	(333)	8,402	(792)
Hong Kong	6,546	399	205	609	7,759	(33)	7,726	1,062
South Korea	3,670	903	547	2,452	7,572	(683)	6,889	(392)
Switzerland	2,121	2,668	942	590	6,321	(1,369)	4,952	(476)
Italy	2,733	1,230	1,827	2,374	8,164	(3,340)	4,824	623
Singapore	2,049	207	310	1,598	4,164	(71)	4,093	(1,235)
Taiwan	2,517	—	214	1,193	3,924	—	3,924	(63)
Mexico	3,212	615	130	234	4,191	(331)	3,860	33
Russian Federation	4,935	87	321	58	5,401	(1,594)	3,807	(129)
Spain	2,567	834	134	933	4,468	(1,005)	3,463	(192)
Luxembourg	799	1,275	266	105	2,445	(413)	2,032	204
Total top 20 non-U.S. countries exposure	$108,855	$48,325	$22,388	$48,061	$227,629	$(28,633)	$198,996	$1,463

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps and secured financing transactions. Derivative exposures are presented net of $34.8 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $92.0 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2014	June 30 2014	March 31 2014	December 31 2013	September 30 2013
Residential mortgage	$8,118	$9,235	$11,611	$11,712	$13,328
Home equity	4,026	4,181	4,185	4,075	4,176
Direct/Indirect consumer	30	29	32	35	59
Other consumer	14	15	16	18	18
Total consumer	12,188	13,460	15,844	15,840	17,581
U.S. commercial	757	849	841	819	1,059
Commercial real estate	445	252	300	322	488
Commercial lease financing	7	8	10	16	49
Non-U.S. commercial	45	7	18	64	86
	1,254	1,116	1,169	1,221	1,682
U.S. small business commercial	98	100	96	88	103
Total commercial	1,352	1,216	1,265	1,309	1,785
Total nonperforming loans and leases	13,540	14,676	17,109	17,149	19,366
Foreclosed properties (1)	692	624	623	623	662
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$14,232	$15,300	$17,732	$17,772	$20,028

Fully-insured home loans past due 30 days or more and still accruing	$16,280	$17,347	$18,098	$20,681	$21,797
Consumer credit card past due 30 days or more and still accruing	1,903	1,923	2,115	2,321	2,376
Other loans past due 30 days or more and still accruing	4,326	4,064	5,472	5,416	5,512
Total loans past due 30 days or more and still accruing (3, 5, 6)	$22,509	$23,334	$25,685	$28,418	$29,685

Fully-insured home loans past due 90 days or more and still accruing	$13,045	$14,137	$15,125	$16,961	$17,960
Consumer credit card past due 90 days or more and still accruing	935	990	1,090	1,184	1,191
Other loans past due 90 days or more and still accruing	609	523	649	614	723
Total loans past due 90 days or more and still accruing (3, 5, 6)	$14,589	$15,650	$16,864	$18,759	$19,874

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.67%	0.71%	0.83%	0.85%	0.95%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.61	1.70	1.96	1.93	2.17
Nonperforming loans and leases/Total loans and leases (7)	1.53	1.63	1.89	1.87	2.10

Commercial utilized reservable criticized exposure (8)	$11,766	$12,430	$12,781	$12,861	$14,086
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	2.79%	2.92%	3.01%	3.02%	3.31%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	2.97	3.15	3.21	3.08	3.48

(1)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.1 billion, $1.1 billion, $1.1 billion, $1.4 billion and $1.6 billion at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	September 30 2014	June 30 2014	March 31 2014	December 31 2013	September 30 2013
Nonperforming loans held-for-sale	$255	$598	$293	$672	$972
Nonperforming loans accounted for under the fair value option	436	427	431	448	467
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	101	140	257	260	356

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $42 million, $37 million, $80 million, $106 million and $301 million at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $0, $6 million, $8 million and $0 at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. At September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, there were $147 million, $153 million, $129 million, $158 million and $153 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.2 billion, $10.9 billion, $11.1 billion, $10.0 billion and $10.2 billion at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$13,460	$15,844	$15,840	$17,581	$18,540
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,516	1,825	2,027	2,199	2,503
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(522)	(325)	(468)	(863)	(544)
Sales	(957)	(1,825)	—	(729)	(624)
Returns to performing status (2)	(810)	(939)	(800)	(1,112)	(1,079)
Charge-offs (3)	(431)	(640)	(583)	(752)	(758)
Transfers to foreclosed properties	(183)	(157)	(172)	(147)	(131)
Transfers (to)/from loans held-for-sale	115	(323)	—	(337)	(326)
Total net additions (reductions) to nonperforming loans and leases	(1,272)	(2,384)	4	(1,741)	(959)
Total nonperforming consumer loans and leases, end of period	12,188	13,460	15,844	15,840	17,581
Foreclosed properties	614	547	538	533	546
Nonperforming consumer loans, leases and foreclosed properties, end of period	$12,802	$14,007	$16,382	$16,373	$18,127

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,216	$1,265	$1,309	$1,785	$2,103
Additions to nonperforming loans and leases:
New nonperforming loans and leases	477	275	262	143	350
Advances	33	1	8	12	9
Reductions to nonperforming loans and leases:
Paydowns	(161)	(183)	(171)	(322)	(380)
Sales	(12)	(29)	(27)	(92)	(88)
Return to performing status (5)	(80)	(41)	(63)	(87)	(91)
Charge-offs	(116)	(71)	(50)	(98)	(104)
Transfers to foreclosed properties	(5)	(1)	(3)	(12)	(14)
Transfers to loans held-for-sale	—	—	—	(20)	—
Total net additions (reductions) to nonperforming loans and leases	136	(49)	(44)	(476)	(318)
Total nonperforming commercial loans and leases, end of period	1,352	1,216	1,265	1,309	1,785
Foreclosed properties	78	77	85	90	116
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,430	$1,293	$1,350	$1,399	$1,901

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Third Quarter 2014		Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013		Third Quarter 2013
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$53	0.09%	$(35)	(0.06)%	$127	0.21%	$209	0.33%	$221	0.35%
Home equity (3)	89	0.40	239	1.06	302	1.32	331	1.38	302	1.22
U.S. credit card	625	2.79	683	3.11	718	3.25	724	3.19	788	3.47
Non-U.S. credit card	67	2.26	47	1.59	76	2.66	94	3.34	89	3.32
Direct/Indirect consumer	34	0.17	33	0.16	58	0.29	73	0.35	62	0.30
Other consumer	56	10.48	47	9.26	58	12.07	66	13.58	65	13.75
Total consumer (3)	924	0.72	1,014	0.79	1,339	1.04	1,497	1.11	1,527	1.12
U.S. commercial (4)	58	0.11	6	0.01	5	0.01	(28)	(0.05)	68	0.13
Commercial real estate	(6)	(0.05)	(32)	(0.27)	(37)	(0.31)	1	—	11	0.11
Commercial lease financing	(3)	(0.05)	(5)	(0.07)	(2)	(0.04)	(2)	(0.03)	(8)	(0.13)
Non-U.S. commercial	1	—	12	0.06	19	0.09	46	0.20	(2)	(0.01)
	50	0.05	(19)	(0.02)	(15)	(0.02)	17	0.02	69	0.08
U.S. small business commercial	69	2.03	78	2.34	64	1.95	68	2.07	91	2.86
Total commercial	119	0.12	59	0.06	49	0.05	85	0.09	160	0.17
Total net charge-offs (3)	$1,043	0.46	$1,073	0.48	$1,388	0.62	$1,582	0.68	$1,687	0.73

By Business Segment
Consumer & Business Banking	$774	1.91%	$844	2.11%	$881	2.20%	$922	2.24%	$1,027	2.46%
Consumer Real Estate Services	85	0.39	235	1.08	294	1.36	323	1.45	281	1.28
Global Wealth & Investment Management	6	0.02	4	0.01	25	0.09	35	0.12	26	0.09
Global Banking	50	0.07	(24)	(0.04)	(17)	(0.03)	7	0.01	35	0.05
Global Markets	—	—	3	0.02	(1)	(0.01)	1	0.01	—	—
All Other	128	0.26	11	0.02	206	0.39	294	0.52	318	0.54
Total net charge-offs	$1,043	0.46	$1,073	0.48	$1,388	0.62	$1,582	0.68	$1,687	0.73

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.48, 0.49, 0.64, 0.70 and 0.75 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $246 million, $160 million, $391 million, $741 million and $443 million for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.57, 0.55, 0.79, 1.00 and 0.92 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

(3)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the three months ended December 31, 2013. Excluding this impact, annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.24 for residential mortgage loans, 1.01 for home equity loans, 1.01 for total consumer loans and 0.62 for total net charge-offs for the three months ended December 31, 2013.

(4)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
3.00%
2.00%
1.00%
0.00%
$(1,391)
$(1,246)
$(379)
$(662)
$(407)
0.73%
0.68%
0.62%
0.48%
0.46%
$1,687
$1,582
$1,388
$1,073
$1,043
3Q13
4Q13
1Q14
2Q14
3Q14
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2014		2013
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$145	0.08%	$875	0.46%
Home equity	630	0.93	1,472	1.93
U.S. credit card	2,026	3.05	2,652	3.92
Non-U.S. credit card	190	2.17	305	3.80
Direct/Indirect consumer	125	0.20	272	0.44
Other consumer	161	10.58	168	12.74
Total consumer	3,277	0.85	5,744	1.41
U.S. commercial (3)	69	0.04	156	0.10
Commercial real estate	(75)	(0.21)	148	0.48
Commercial lease financing	(10)	(0.05)	(23)	(0.13)
Non-U.S. commercial	32	0.05	(1)	—
	16	0.01	280	0.11
U.S. small business commercial	211	2.11	291	3.11
Total commercial	227	0.08	571	0.21
Total net charge-offs	$3,504	0.52	$6,315	0.93

By Business Segment
Consumer & Business Banking	$2,499	2.07%	$3,426	2.77%
Consumer Real Estate Services	614	0.94	1,406	2.10
Global Wealth & Investment Management	35	0.04	138	0.17
Global Banking	9	—	181	0.10
Global Markets	2	0.01	1	—
All Other	345	0.22	1,163	0.65
Total net charge-offs	$3,504	0.52	$6,315	0.93

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.53 and 0.96 for the nine months ended September 30, 2014 and 2013.

(2)
Excludes write-offs of purchased credit-impaired loans of $797 million and $1.6 billion for the nine months ended September 30, 2014 and 2013. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.64 and 1.17 for the nine months ended September 30, 2014 and 2013.

(3)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2014			June 30, 2014			September 30, 2013
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$3,022	20.01%	1.34%	$3,214	20.33%	1.36%	$4,895	25.19%	1.93%
Home equity	3,454	22.87	3.95	3,694	23.36	4.13	5,618	28.91	5.81
U.S. credit card	3,395	22.47	3.81	3,524	22.29	3.96	4,296	22.11	4.76
Non-U.S. credit card	388	2.57	3.39	424	2.68	3.53	488	2.51	4.40
Direct/Indirect consumer	331	2.19	0.40	371	2.35	0.45	546	2.81	0.65
Other consumer	84	0.55	3.90	98	0.62	4.71	100	0.52	5.21
Total consumer	10,674	70.66	2.14	11,325	71.63	2.21	15,943	82.05	2.97
U.S. commercial (2)	2,587	17.12	1.13	2,712	17.15	1.17	2,012	10.35	0.90
Commercial real estate	1,030	6.82	2.19	963	6.09	2.06	895	4.61	1.99
Commercial lease financing	157	1.04	0.64	137	0.87	0.56	98	0.50	0.40
Non-U.S. commercial	658	4.36	0.78	674	4.26	0.79	484	2.49	0.52
Total commercial (3)	4,432	29.34	1.15	4,486	28.37	1.15	3,489	17.95	0.90
Allowance for loan and lease losses	15,106	100.00%	1.71	15,811	100.00%	1.75	19,432	100.00%	2.10
Reserve for unfunded lending commitments	529			503			480
Allowance for credit losses	$15,635			$16,314			$19,912

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		1.71%			1.75%			2.10%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		1.57			1.59			1.81
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		112			108			100
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		100			95			84
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		3.65			3.67			2.90
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		3.27			3.25			2.42
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.95			3.20			2.30

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.9 billion, $2.0 billion and $2.2 billion and home equity loans of $179 million, $170 million and $0 at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $1.3 billion, $1.3 billion and $1.8 billion and non-U.S. commercial loans of $4.8 billion, $7.4 billion and $6.2 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(2)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $530 million, $511 million and $510 million at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $188 million, $278 million and $286 million at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $8.2 billion, $10.9 billion and $10.2 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $1.6 billion, $1.8 billion and $3.2 billion at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(6)
Allowance for loan and lease losses includes $6.0 billion, $6.5 billion and $9.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2014, June 30, 2014 and September 30, 2013, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 67 percent, 64 percent and 54 percent at September 30, 2014, June 30, 2014 and September 30, 2013, respectively.

(7)
Net charge-offs exclude $246 million, $160 million and $443 million of write-offs in the purchased credit-impaired loan portfolio at September 30, 2014, June 30, 2014 and September 30, 2013. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation evaluates its business segment results based on measures that utilize average allocated capital. The Corporation allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, business segment exposures and risk profile, regulatory constraints and strategic plans. As part of this process, in the first quarter of 2014, the Corporation adjusted the amount of capital being allocated to its business segments. This change resulted in a reduction of the unallocated capital, which is reflected in All Other, and an aggregate increase to the amount of capital being allocated to the business segments. Prior periods were not restated.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the nine months ended September 30, 2014 and 2013, and the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$30,317	$31,479	$10,219	$10,013	$10,085	$10,786	$10,266
Fully taxable-equivalent adjustment	639	646	225	213	201	213	213
Net interest income on a fully taxable-equivalent basis	$30,956	$32,125	$10,444	$10,226	$10,286	$10,999	$10,479

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$65,522	$67,454	$21,209	$21,747	$22,566	$21,488	$21,530
Fully taxable-equivalent adjustment	639	646	225	213	201	213	213
Total revenue, net of interest expense on a fully taxable-equivalent basis	$66,161	$68,100	$21,434	$21,960	$22,767	$21,701	$21,743

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis
Income tax expense (benefit)	$762	$4,335	$663	$504	$(405)	$406	$2,348
Fully taxable-equivalent adjustment	639	646	225	213	201	213	213
Income tax expense (benefit) on a fully taxable-equivalent basis	$1,401	$4,981	$888	$717	$(204)	$619	$2,561

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$222,593	$217,922	$222,372	$222,215	$223,201	$220,088	$216,766
Goodwill	(69,818)	(69,926)	(69,792)	(69,822)	(69,842)	(69,864)	(69,903)
Intangible assets (excluding mortgage servicing rights)	(5,232)	(6,269)	(4,992)	(5,235)	(5,474)	(5,725)	(5,993)
Related deferred tax liabilities	2,114	2,360	2,077	2,100	2,165	2,231	2,296
Tangible common shareholders' equity	$149,657	$144,087	$149,665	$149,258	$150,050	$146,730	$143,166

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$236,801	$234,126	$238,038	$235,797	$236,553	$233,415	$230,392
Goodwill	(69,818)	(69,926)	(69,792)	(69,822)	(69,842)	(69,864)	(69,903)
Intangible assets (excluding mortgage servicing rights)	(5,232)	(6,269)	(4,992)	(5,235)	(5,474)	(5,725)	(5,993)
Related deferred tax liabilities	2,114	2,360	2,077	2,100	2,165	2,231	2,296
Tangible shareholders' equity	$163,865	$160,291	$165,331	$162,840	$163,402	$160,057	$156,792

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$221,168	$218,967	$221,168	$222,565	$218,536	$219,333	$218,967
Goodwill	(69,784)	(69,891)	(69,784)	(69,810)	(69,842)	(69,844)	(69,891)
Intangible assets (excluding mortgage servicing rights)	(4,849)	(5,843)	(4,849)	(5,099)	(5,337)	(5,574)	(5,843)
Related deferred tax liabilities	2,019	2,231	2,019	2,078	2,100	2,166	2,231
Tangible common shareholders' equity	$148,554	$145,464	$148,554	$149,734	$145,457	$146,081	$145,464

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$239,081	$232,282	$239,081	$237,411	$231,888	$232,685	$232,282
Goodwill	(69,784)	(69,891)	(69,784)	(69,810)	(69,842)	(69,844)	(69,891)
Intangible assets (excluding mortgage servicing rights)	(4,849)	(5,843)	(4,849)	(5,099)	(5,337)	(5,574)	(5,843)
Related deferred tax liabilities	2,019	2,231	2,019	2,078	2,100	2,166	2,231
Tangible shareholders' equity	$166,467	$158,779	$166,467	$164,580	$158,809	$159,433	$158,779

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,123,613	$2,126,653	$2,123,613	$2,170,557	$2,149,851	$2,102,273	$2,126,653
Goodwill	(69,784)	(69,891)	(69,784)	(69,810)	(69,842)	(69,844)	(69,891)
Intangible assets (excluding mortgage servicing rights)	(4,849)	(5,843)	(4,849)	(5,099)	(5,337)	(5,574)	(5,843)
Related deferred tax liabilities	2,019	2,231	2,019	2,078	2,100	2,166	2,231
Tangible assets	$2,050,999	$2,053,150	$2,050,999	$2,097,726	$2,076,772	$2,029,021	$2,053,150

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013
	2014	2013
Reconciliation of return on average allocated capital (1)

Consumer & Business Banking
Reported net income	$5,327	$4,638	$1,856	$1,797	$1,674	$1,986	$1,787
Adjustment related to intangibles (2)	3	6	1	1	1	1	2
Adjusted net income	$5,330	$4,644	$1,857	$1,798	$1,675	$1,987	$1,789

Average allocated equity (3)	$61,458	$62,050	$61,441	$61,459	$61,474	$61,998	$62,024
Adjustment related to goodwill and a percentage of intangibles	(31,958)	(32,050)	(31,941)	(31,959)	(31,974)	(31,998)	(32,024)
Average allocated capital	$29,500	$30,000	$29,500	$29,500	$29,500	$30,000	$30,000

Global Wealth & Investment Management
Reported net income	$2,268	$2,199	$813	$726	$729	$778	$720
Adjustment related to intangibles (2)	10	13	4	3	3	4	4
Adjusted net income	$2,278	$2,212	$817	$729	$732	$782	$724

Average allocated equity (3)	$22,223	$20,302	$22,204	$22,222	$22,243	$20,265	$20,283
Adjustment related to goodwill and a percentage of intangibles	(10,223)	(10,302)	(10,204)	(10,222)	(10,243)	(10,265)	(10,283)
Average allocated capital	$12,000	$10,000	$12,000	$12,000	$12,000	$10,000	$10,000

Global Banking
Reported net income	$4,002	$3,718	$1,414	$1,352	$1,236	$1,255	$1,137
Adjustment related to intangibles (2)	1	2	1	—	—	1	1
Adjusted net income	$4,003	$3,720	$1,415	$1,352	$1,236	$1,256	$1,138

Average allocated equity (3)	$53,405	$45,412	$53,402	$53,405	$53,407	$45,410	$45,413
Adjustment related to goodwill and a percentage of intangibles	(22,405)	(22,412)	(22,402)	(22,405)	(22,407)	(22,410)	(22,413)
Average allocated capital	$31,000	$23,000	$31,000	$31,000	$31,000	$23,000	$23,000

Global Markets
Reported net income (loss)	$3,178	$1,199	$769	$1,100	$1,309	$(48)	$(875)
Adjustment related to intangibles (2)	7	6	3	2	2	3	2
Adjusted net income (loss)	$3,185	$1,205	$772	$1,102	$1,311	$(45)	$(873)

Average allocated equity (3)	$39,373	$35,366	$39,371	$39,373	$39,375	$35,379	$35,369
Adjustment related to goodwill and a percentage of intangibles	(5,373)	(5,366)	(5,371)	(5,373)	(5,375)	(5,379)	(5,369)
Average allocated capital	$34,000	$30,000	$34,000	$34,000	$34,000	$30,000	$30,000

For footnotes see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2014	Second Quarter 2014	Third Quarter 2013
	2014	2013
Consumer & Business Banking

Deposits
Reported net income	$2,157	$1,434	$799	$734	$564
Adjustment related to intangibles (2)	—	1	—	—	—
Adjusted net income	$2,157	$1,435	$799	$734	$564

Average allocated equity (3)	$36,484	$35,395	$36,485	$36,485	$35,390
Adjustment related to goodwill and a percentage of intangibles	(19,984)	(19,995)	(19,985)	(19,985)	(19,990)
Average allocated capital	$16,500	$15,400	$16,500	$16,500	$15,400

Consumer Lending
Reported net income	$3,170	$3,204	$1,057	$1,063	$1,223
Adjustment related to intangibles (2)	3	5	1	1	2
Adjusted net income	$3,173	$3,209	$1,058	$1,064	$1,225

Average allocated equity (3)	$24,974	$26,655	$24,956	$24,975	$26,634
Adjustment related to goodwill and a percentage of intangibles	(11,974)	(12,055)	(11,956)	(11,975)	(12,034)
Average allocated capital	$13,000	$14,600	$13,000	$13,000	$14,600

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50